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                                THIRD AMENDMENT
                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS
                    ---------------------------------------

     This Third Amendment to Lease ("Third Amendment") is made as of December 30, 1998, between Metropolitan Life Insurance Company, a New York corporation ("Landlord") and SPR, INC., a Delaware corporation, the successor-in-interest to SPR CHICAGO, Inc. ("Tenant").

                                   RECITALS:

     Landlord and Tenant entered into a certain Lease dated November 29, 1995 (the "Lease") which was amended by that certain First Lease Amendment dated
June 3, 1996 ("First Amendment") and that certain Second Amendment dated August 31, 1998 ("Second Amendment") (the Lease, First Amendment and Second Amendment are hereinafter collectively called the "Amended Lease") pursuant to which Tenant leased certain space located on the seventh floor of the building at 2015 Spring Road, commonly known as Commerce Plaza, (the "Building") located in Oak Brook, Illinois, the Leased Premises being more particularly described in the Lease and have agreed to expand the Leased Premises by adding certain parcels of space on the sixth floor of the Building as enumerated in the Second Amendment;

     Landlord and Tenant desire to make certain changes to the Amended Lease as set forth herein.

     NOW, THEREFORE, to reflect the agreements of the parties, the parties amend the Amended Lease as follows:

     1.  Definitions. Unless otherwise defined herein, all capitalized terms
         -----------
shall have the same meaning ascribed to them in the Amended Lease.

     2.  Expansion Commencement Dates. The "Third Expansion Commencement Date"
         ----------------------------
as referenced in the Second Amendment is hereby changed from September 1, 1999 to June 1, 1999.

     3.  Base Rent Schedule and Base Rent. Effective as of the Second Expansion
         --------------------------------
Commencement Date, the Base Rent of $2,882,654.17 in the Schedule, the Lease and Appendix C - Rent Schedule to the Lease as referenced in the Second Amendment and the Supplemental Schedule as shown on Appendix C-1 of the Second Amendment is hereby deleted and replaced with $2,901,438.10 and Appendix C - Base Rent Schedule of the Lease shall be amended by adding the Base Rent on the revised attached Supplemental Schedule as shown on Appendix C-1 to this Third Amendment for the Second Expansion, Third Expansion and Fourth Expansion (attached hereto and made a part hereof as Appendix C-1) to enumerate the Base Rent for the Second Expansion Space, Third Expansion Space and Fourth Expansion Space.

     4. Tenant's Representation and Acknowledgement. Tenant hereby acknowledges
        -------------------------------------------
that Landlord has performed all of its obligations with respect to the Leased Premises. Tenant further acknowledges that as of the date hereof Landlord is not in default under any of the terms

                                       1
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of the Lease.

     5.  Authority. This Third Amendment shall be binding upon and inure to the
         ---------
benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Third Amendment.

     6.  Continuation. Except as specifically herein amended, all terms and
         ------------
conditions contained in the Lease with respect to the Leased Premises shall remain in full force and effect. In the event that any provisions of this Third Amendment shall conflict with the Lease, this Third Amendment shall govern.

     IN WITNESS WHEREOF, this Third Amendment has been executed as of the date first above written.

LANDLORD:                                   TENANT:

METROPOLITAN LIFE INSURANCE                 SPR, INC., a Delaware
COMPANY, a New York corporation             corporation

By: /s/ [ILLEGIBLE]^^                       By: Sophia T. Gambill
   -----------------------------                ----------------------
   Its: ASSISTANT VICE-PRESIDENT               Its: VP & CFO
       -------------------------                   -------------------

                                       2
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                             SUPPLEMENTAL SCHEDULE
                                  APPENDIX C-1

The following show the period Base Rent for the Second Expansion Space, Third Expansion Space, Fourth Expansion Space and renewal of the First Expansion Space (741 rentable square fee) with the initial Leased Premises (7,966 rentable square feet):

 7258 sf expansion (69 months)


                        psf/annual   Monthly Base       Period Base
      Period            Base Rent       Rent                Rent
------------------      ----------   -----------        -----------
02/01/99 - 01/31/00     $ 17.75      $ 10,735.79        $128,829.48
02/01/00 - 01/31/01     $ 18.28      $ 11,056.35        $132,676.20
02/01/01 - 01/31/02     $ 18.83      $ 11,389.01        $136,668.12
02/01/02 - 01/31/03     $ 19.39      $ 11,727.72        $140,732.64
02/01/03 - 01/31/04     $ 19.97      $ 12,078.52        $144,942.24
02/01/04 - 10/31/04     $ 20.57      $ 12,441.42        $111,972.78
                                                        -----------
                                                        $795,821.46

4233 sf expansion (65 months)



                        psf/annual   Monthly Base       Period Base
      Period            Base Rent       Rent               Rent
 ------------------     ----------   ------------       -----------
 06/01/99 - 01/31/00    $ 17.75      $ 6,261.31         $ 50,090.48
 02/01/00 - 01/31/01    $ 18.28      $ 6,448.27         $ 77,379.24
 02/01/01 - 01/31/02    $ 18.83      $ 6,642.28         $ 79,707.36
 02/01/02 - 01/31/03    $ 19.39      $ 6,839.82         $ 82,077.84
 02/01/03 - 01/31/04    $ 19.97      $ 7,044.42         $ 84,533.04
 02/01/04 - 10/31/04    $ 20.57      $ 7,256.07         $ 65,304.63
                                                        -----------
                                                        $439,092.59

3008 sf expansion (60 months)

                        psf/annual   Monthly Base       Period Base
      Period            Base Rent       Rent                Rent
-------------------     ---------    ------------       ------------
11/01/99 - 01/31/00     $ 17.75      $ 4,449.33         $ 13,347.99
02/01/00 - 01/31/01     $ 18.28      $ 4,582.19         $ 54,986.28
02/01/01 - 01/31/02     $ 18.83      $ 4,720.05         $ 56,640.60
02/01/02 - 01/31/03     $ 19.39      $ 4,860.43         $ 58,325.16
02/01/03 - 01/31/04     $ 19.97      $ 5,005.81         $ 60,069.72
02/01/04 - 10/31/04     $ 20.57      $ 5,156.21         $ 65,304.63
                                                        -----------
                                                        $289,775.64


                              Appendix C - Page 1
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8707 sf renewal (105 months and 10 days)

                        psf/annual   Monthly Base        Period Base
      Period            Base Rent       Rent                 Rent
-------------------     ----------   ------------       --------------
01/22/02 - 01/31/02      $ 18.83     $ 13,662.73        $     4,554.20
02/01/02 - 01/31/03      $ 19.39     $ 14,069.06        $   168,828.72
02/01/03 - 01/31/04      $ 19.97     $ 14,489.90        $   173,878.80
02/01/04 - 10/31/04      $ 20.57     $ 14,925.25        $   134,327.25
                                                        --------------
                                                        $   481,588.97

Subtotal, Expansion & Renewal Base rent:                $ 2,006,278.66
1st Amendment total Base rent:                          $   895,159.44
                                                        --------------
Total Base Rent:                                        $ 2,901,438.10

                              Appendix C - Page 2